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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                     -----

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) October 16, 1997

                     Mellon Residential Funding Corporation
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             (Exact name of registrant as specified in its charter)

        Delaware                       333-24453                  23-2889067
 ------------------------------       ------------              ----------------
(State or other                       (Commission               (IRS Employer
 jurisdiction of incorporation)       File Number)                ID Number)

One Mellon Bank Center, Room 410, Pittsburgh, Pennsylvania          15258
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(Address of principal executive offices)                          (Zip Code)

Registrant's Telephone Number, including area code:               (412) 236-6559
                                                                  --------------

                                       N/A
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          (Former name or former address, if changed since last report)
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Item 5.  Other Events.

Filing of Computational Materials.*

      Pursuant to Rule 424(b) under the Securities Act of 1933, as amended, Mellon Residential Funding Corporation (the "Depositor") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Mortgage Pass-Through Certificates, Series 1997-1.

      In connection with the offering of the Mortgage Pass-Through Certificates, Series 1997-1, J.P. Morgan Securities Inc. prepared certain materials (the "Computational Materials") which were distributed by J.P. Morgan Securities
Inc. and Mellon Financial Markets, Inc. (the "Underwriters") to their potential investors. Although the Depositor provided the Underwriters with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, it did not participate in the preparation of the Computational Materials. The Computational Materials are attached hereto as Exhibit 99.1.

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* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated October 16, 1997, and Prospectus Supplement dated October 16, 1997, of Mellon Residential Funding Corporation, relating to its Mortgage Pass-Through Certificates, Series 1997-1.


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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         8.1 Opinion of Stroock & Stroock & Lavan LLP with respect to certain tax matters.

         23.1     Consent of Stroock & Stroock & Lavan LLP (included in
                  Exhibit 8.1).

         99.1     Computational Materials.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                             MELLON RESIDENTIAL FUNDING CORPORATION


                             By: /s/ Stephen Cobain
                                 ----------------------
                                 Name: Stephen Cobain
                                 Title: President

Dated:  October 23, 1997
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                                  EXHIBIT INDEX

Exhibit                                                                     Page
-------                                                                     ----

8.1 Opinion of Stroock & Stroock & Lavan LLP with respect to certain tax matters.
23.1                  Consent of Stroock & Stroock & Lavan LLP
                      (included in Exhibit 8.1).
99.1                  Computational Materials.